Manitex International, Inc. Corporate Presentation (NASDAQ: MNTX) May 2012 “Focused manufacturer of engineered lifting equipment” Exhibit 99.1

Forward Looking Statements &
Non GAAP Measures
Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts.  In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation. Manitex believes that this information is useful to understanding its operating results without the impact of special items. See Manitex’s first quarter 2012 earnings release on the Investor Relations section of our website www.manitexinternational.com for a description and/or reconciliation of these measures.
“Focused
manufacturer of
engineered lifting
equipment”

Company Snapshot
“Focused
manufacturer of
engineered lifting
equipment”
Manitex
International, Inc.
Global provider of highly specialized and custom configured
cranes, materials and container handling equipment sold
through dealerships
Launched as a private company in 2003, Manitex International, is publicly traded as NASDAQ:MNTX and has steadily grown
organically and as a consolidator in its industry, acquiring seven branded product lines since going public in 2006
Energy exploration and field development (including Canadian oil sands and recent oil and natural gas development initiatives throughout U.S.), power line construction, military, railroads, port, government/agency
Niches
Served
Company
Origin

“Focused
manufacturer of
engineered lifting
equipment”
Product Overview
• Engineered lifting
equipment
• Manitex boom trucks
• SkyCrane aerial platforms
• Sign cranes
• RT forklifts
• Special mission-oriented
vehicles
• Carriers
• Heavy material handling
• Transporters & steel mill
equipment
• Specialized earthmoving,
railroad and material
handling equipment
since 1945
• Has built ~ 10,000 units
• Manufacturer of container
handling equipment for the
global port and inter-modal
sectors.
• Products: reach stackers,
laden and unladen
container forklifts  &
straddle carriers

Summary Financials
“Focused
manufacturer of
engineered lifting
equipment”
Financial Summary
Total Enterprise Val. (5/9/2012): $140.5 million
Market Cap (5/9/2012): $95.7 million
2011 Revenue: $142.3 million
2011 Adjusted Net Income**: $3.6 million
2011 EBITDA: $11.1 million
Stock Price (5/9/2012): $8.18
Ticker / Exchange: MNTX / NASDAQ
Capitalization
Diluted shares outstanding
(3/31/2012):
11.7 million
Total Debt: (3/31/2012) $45.3 million
$000,  except
percentages
2007 2008 2009 2010 2011
Revenues $106,946 $106,341 $55,887 $95,875 $142,291
Gross Margin (%) 18.6% 16.4% 20.0% 24.3% 20.6%
EBITDA $8,461 $5,416 $1,982 $8,676 $11,120
EBITDA Margin (%) 7.9% 5.1% 3.5% 9.0% 7.8%
Adjusted Net income** $2,126 $1,799 $3,639* $2,109 $3,561**
Backlog $45,100 $15,703 $22,122 $39,905 $83,700
*  2009 GAAP Net Income includes gain on bargain purchase of $3,815
** 2011 excludes $1.2 million (pre tax) for present value of legal settlement agreement
Recent Announcements
Backlog at 3/31/2012                                             $133.3 million

Potential for Future Growth in
Revenue and EBITDA
“Focused
manufacturer of
engineered lifting
equipment”
• $235M represents
2007 revenues of
all product lines
acquired to date
• Revenues,
EBITDA, earnings
have shown
consistent growth
• Revenue and
backlog trajectory
suggests recovery
continues into
2012-2013
• Long-term
EBITDA target is
9%-10%
• 2009-2011 CAGR
was 59.6%
Opportunity
Rev:
$55.9M
EBITDA
$2M/3.5%
Backlog:
$22M
2007 Pro-forma
Normal non-peak
year
2009
2010 2011
Rev:
$95.9M
EBITDA
$8.7M/
9.0%
Backlog:
$40M
Rev:
$142.3M
EBITDA
$11.1M/
7.8%
Backlog:
$84M
2013E
$275M
$235M
$220M
48.9% CAGR
43.2% CAGR
40.8% CAGR
4-Year CAGR (using 2009 as base year)
$235M
0
50
100
150
200
250
300
350

Investment Highlights
“Focused
manufacturer of
engineered lifting
equipment”
2011 & beyond: strong metrics signal continued recovery and growth
– 2011 sales up 48% from 2010
– 2011 EBITDA a record $11.2 million up 28% YoY
– Q1-2012 sales up 35% YoY; Q1-2012 EBITDA up 65% YoY
– March 31 2012 backlog up 59% from December 2011 to $133 million
Experienced senior management
– Over 70 years of collective experience from
well-known industrial leaders - Terex,
Manitowoc, Rolls Royce, GKN Sinter Metals,
Grove and Genie
Global presence ~ 20K units
Operates worldwide
Equipment dealerships throughout country
– High recurring parts revenue stream: approximately 20%
of total sales (average 40% margin)
Debt Management
– Extended credit facility to April 2015; expanded
borrowing capacity and lowered interest costs
– Targeting debt reduction through cash flows
throughout 2012
Focused on earnings,
cash flow & working
capital management

Key Management
“Focused
manufacturer of
engineered lifting
equipment”
Name & Title Experience
David Langevin
Chairman & CEO
20+ years principally with Terex
Andrew Rooke
President & COO
20+ years principally with Rolls Royce, GKN Sinter
Metals, Off-Highway & Auto Divisions
David Gransee
CFO & Treasurer
Formerly with Arthur Andersen,  15+ years with Eon
Labs (formerly listed)
Robert Litchev
President – Manufacturing
Operations
10+ years principally with Terex
Scott Rolston
SVP Strategic Planning
13+ years principally with Manitowoc

Manitex International Businesses
“Focused
manufacturer of
engineered lifting
equipment”
Global Provider
Global Provider
• Boom trucks
• Sign cranes
• Rough-terrain cranes
• Specialized material and
container handling
Growth Strategy
• Quickly adapt to changes in
demand patterns (now focussed
on N.American crane market)
• International  diversified dealer
base
• Targeted Product Development
Serving Major Industries
Business Model
Business Model
• Accretive, high margin niche
acquisitions; utilize seller
financing
• 2009: Badger & LoadKing
• 2010: CVS rental agreement
• 2011: CVS acquisition
• Energy
• Utilities
• Commercial
building
• Rental fleets
• Cargo transport
• Infrastructure
dev
• Port & Inter-
Modal

Company Timeline
“Focused
manufacturer of
engineered lifting
equipment”
2010 2008 2009 2007

2006 2004 2002 2005 2003 2011
May 2008: Name changed to Manitex International
and listed on Nasdaq (MNTX)
December 2009: Acquire
Load King Trailers
July 2010 : CVS
Operating Agreement
July 2011: Closes
Acquisition of CVS
July 2009: Acquire
Badger Equipment Co.
October 2008:
Crane &
Machinery and
Schaeff Forklift
acquired
November
2006: Veri-Tek
Acquires
LiftKing
August 2007: Sale of assets and
closure of legacy VCC business
March 2002:
Manitowoc (NYSE:MTW)
acquires Grove
January 2003:
Manitowoc divests
Manitex
July 2006: Manitex
merges into Veri-Tek,
Intl. (VCC)
July 2007: VCC
acquires Noble
forklift

Replacement Parts & Service
Consistent Recurring Revenue
“Focused
manufacturer of
engineered lifting
equipment”
• Recurring revenue of approximately 20% of total sales
• Spares relate to swing drives, rotating components, and booms among others, many of which are proprietary
– Serve additional brands
– Service team for crane equipment
– Automated proprietary system implemented in principal operations

R&D-Driven Product Line
Expansion
“Focused
manufacturer of
engineered lifting
equipment”
• Continuous firm-wide commitment to innovation, research,
and product development remains a competitive advantage
• Healthy R&D budget supports new product launches and
entry to new niches
• Expect to see continued introduction of products that move tonnage/capacity higher
• Expect to see continued addition to niche sectors served by Manitex equipment

Competitive Positioning
“Focused
manufacturer of
engineered lifting
equipment”
• Strong brand history
• Acknowledged product development record
• International dealers enable us to follow
demand
• Focused on specialized equipment and niche
end-markets
Core competencies
Products
Superior ROI
• Relatively low volume markets (niche)
• Broad end-user base
• Highly customized/specialized; will configure-
to-order
• Parts and service an important part of
business model
• Lower capital commitment  for a boomtruck
vs. competitors’ custom cranes of similar
lifting capacity
• Usually less or no special permitting vs.
competitors’ custom cranes of  similar lifting
capacity

What Is Driving Growth?
“Focused
manufacturer of
engineered lifting
equipment”
• Diversified product offering
• International dealerships
• Customer-focused design strategy
• Operational flexibility
• Product development and launch pipeline
• Improving macro-economic conditions
• More favorable credit markets

Summary
“Focused
manufacturer of
engineered lifting
equipment”
• Strong operating metrics
• 2011 sales increased 48% to $142.3 million
• 2011 EBITDA  was a record $11.1 million, up 28% YoY
• Q1-2012 sales up 35% YoY
• Backlog at record $133 million as of 3/31/12
• Focused on earnings, cash flow and working
capital management
• Extended credit facility to April 2015; expanded borrowing capacity and lowered interest costs
• Targeting debt reduction through cash flows throughout 2012
• Increased penetration in oil & gas, power grid & rail
• Flexible operating model adapts to changes in
demand
• Output increases expected throughout 2012 and
2013
• Seeing North American expansion in 2012 and 2013
• Recent orders have been for largest tonnage cranes
Significant
opportunity to grow
from base
established in 2011

16 Appendix “Focused manufacturer of engineered lifting equipment” Manitex International, Inc. Corporate Presentation May 2012

Key Figures - Quarterly
“Focused
manufacturer of
engineered lifting
equipment”
USD thousands
Q1-2012 Q1-2011 Q4-2011
Net sales $42,849 $31,722 $36,561
Gross profit 8,576 6,459 7,489
Gross margin % 20.0% 20.4% 20.5%
Operating expenses  6,056 5,207 5,431*
Net Income 1,251 442 1,070*
EBITDA 3,390 2,055 2,876
EBITDA % of Sales 7.9% 6.5% 7.9%
Backlog ($ million) 133.3 47.7 83.7
* Excludes $1.2 million (pre tax) legal charge of present value of 20 annual payments of $95k p.a.
$42,849
$31,722
$36,561
$3,390
$2,055
$2,876
$1,251
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
$40,000
$45,000
Q1-2012 Q1-2011 Q4-2011
Revenue
EBITDA
Net Income
$1,070

Summarized Balance Sheet
“Focused
manufacturer of
engineered lifting
equipment”
$000 30-Mar-12 30-Dec-11 31-Dec-10 31-Dec-09 31-Dec-08
Current assets $84,805 $71,209 $54,703 $40,147 $40,685
Fixed assets 10,850 11,017 10,659 11,804 5,878
Other long term assets 38,155 39,365 40,155 42,734 39,665
Total Assets $133,810 $121,591 $105,517 $94,685 $86,228
Current liabilities 40,279 30,177 23,011 14,569 17,062
Long term liabilities 45,028 44,620 39,232 39,688 34,152
Total Liabilities $85,307 $74,797 $62,243 $54,257 $51,214
Shareholders equity 48,503 46,794 43,274 40,428 35,014
Total liabilities & Shareholders
equity $133,810 $121,591 $105,517 $94,685 $86,228

Working Capital
“Focused
manufacturer of
engineered lifting
equipment”
$000 Q1-2012 Q1-2011 Q4-2011
Working Capital $44,526 $33,829 $41,032
Days sales outstanding (DSO) 64 53 60
Days payable outstanding (DPO) 67 63 59
Inventory turns 2.9 2.8 2.7
Current ratio 2.1 2.3 2.4
Operating working capital 56,184 38,174 50,007
Operating working capital % of annualized
LQS
32.8% 30.1% 34.2%
•Major movements in working capital increase Q1-2012 v Q4 2011 of $3.5m
•Receivables ($6.9m), inventory ($5.7m), offset by increased accounts payable ($6.3m), short term revolving credit facility ($1.6m) and accrued expenses ($1.2m)
•Inventory: increase in raw materials ($3.3m), WIP ($1.6m) and F. Goods ($0.7m)
to support growth
•Operating working capital % decreased compared to Q4-2011, as revenue growth was achieved in the quarter as planned

“Focused
manufacturer of
engineered lifting
equipment”
$000
Q1-2012 Q1-2011 Q4-2011
Total Cash 523 1,441 71
Total Debt 45,294 35,293 42,227
Total Equity 48,503 44,017 46,794
Net capitalization 93,274 77,869 88,950
Net debt / capitalization 48.0% 43.5% 47.4%
Quarterly EBITDA 3,390 2,055 2,876
Quarterly EBITDA % of sales 7.9% 6.5% 7.9%
•Increase in debt at 3/31/2012 from 12/31/2011 of $3.1m
• Increase in lines of credit, short term finance and Italian working capital finance $4.2m
• Repayments of  $1.1m on other long term debt
•N. American revolver facilities, based on available collateral at 3/31/12 was $33.5m.
•N. American revolver availability at 3/31/12 of $5.8m
Debt & Liquidity
• Net capitalization is the sum of debt plus equity minus cash
• Net debt is total debt less cash